SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2000

QUENTRA NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

                                                                                   Delaware                                                                1-5486                                                  36-2448698
                                                                ______________________                               _________________                                   ________________
                                                                (State or Other Jurisdiction                                    (Commission File No.)                                       (IRS Employer
                                                                   of Incorporation)                                                                                                                               Identification No.)

1640 S. Sepulveda Boulevard, Suite 222, Los Angeles, California 90025

Address of principal executive offices, including zip code)

(800) 935-8506

(Registrant's telephone number, including area code)

ITEM 2.  Acquisition or Disposition of Assets.

         On October 19, 2000, we acquired HomeAccess MicroWeb, Inc., a California corporation formerly known as Primary Knowledge,
Inc. ("HomeAccess"), through the merger of HomeAccess Acquisition Corp., our wholly owned subsidiary, with and into HomeAccess (the
"Merger").  The Merger was consummated in accordance with the terms and provisions of the Amended and Restated Agreement and Plan of
Merger (the "Merger Agreement") dated October 5, 2000 by and among HomeAccess, DQE Enterprises, Inc., a Pennsylvania corporation
("DQE"), Barbara Conrad and Jerry Conrad, which amended and restated the Agreement and Plan of Merger among the parties dated May 10,
2000, as subsequently amended on May 26, 2000 and July 28, 2000.  HomeAccess is a developer of local community e-commerce networks in concentrated geographic markets using low-cost Internet appliances, such as screen phones and PDAs.

         In accordance with the terms of the Merger, we issued DQE 1,767,603 shares of our Series C convertible preferred stock and issued Barbara Conrad 2,651,404 shares of our common stock.  In addition, our board of directors was increased to seven members, and
Jerry Conrad, Neal Taylor and Ron Bolen were appointed to the board.  The seventh director will appointed by our board of directors following the Merger.  The parties to the Merger Agreement agreed to consummate the merger concurrently with the closing of a private placement of shares of our common stock and warrants of at least $7.0 million.

         A more detailed description of the Merger Agreement and related transactions is contained in our Current Report on Form 8-K dated October 5, 2000 as filed with the Securities and Exchange Commission on October 10, 2000.

ITEM 5.  Other Events.

         On October 19, 2000, concurrently with the closing of the Merger, we closed a private placement of our units for approximately $7.1 million.  Each unit consisted of four shares of our common stock and a warrant to purchase one share of our common stock at an exercise price of $2.75 per share.  The warrants are immediately exercisable and expire three years from the date of issuance.  The units were offered and sold at $11.00 per share. As a result of the offering, we issued approximately 2,588,000 shares of our common stock and approximately 647,000 warrants to purchase shares of our common stock to twenty-three accredited investors in reliance on the exemption from the registration requirements provided by Rule 506 of the Securities Act of 1933.  We are continuing to sell units in the offering and intend to raise an additional $1.0 million.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  The financial statements required by this item are not included in this report.  Such financial statements will be filed by amendment to this Form 8-K within 60 days of the date hereof.

         (b)      Pro Forma Financial Information.

                  The financial information required by this item is not included in this report.  Such financial statements will be filed by amendment to this Form 8-K within 60 days of the date hereof.

         (c)      Exhibits.

                  2.1(1)   Amended and Restated Agreement and Plan of Merger dated October 5, 2000 by and among Quentra Networks,
                           Inc., HomeAccess Microweb, Inc., DQE Enterprises, Inc., Barbara Conrad and Jerry Conrad.

                  4.1      Certificate of Designations, Preferences and Rights of Series C Preferred Stock filed on October 19, 2000.

                  4.2      Form of Warrants dated October 19, 2000 issued to various investors to purchase up to 646,933 shares of common stock at $2.75 per share.

                  4.3      Stock Purchase Agreement dated September 21, 2000, as amended on October 10, 2000, between the Registrant and various investors.

                  10.1     License Agreement dated October 19, 2000, between HomeAccess Microweb, Inc. and HA Technology, Inc.

                  10.2.    Option Agreement dated October 19, 2000, by and among the Registrant, HA Technology, Inc., Barbara and
                           Jerry Conrad, and DQE Enterprises, Inc.

                  10.3     Personal Services Agreement dated October 19, 2000, between the Registrant and Jerry Conrad.

                  10.4     Voting Agreement dated October 19, 2000, by and among Timothy G. Atkinson, DQE Enterprises, Inc. and
                           Barbara Conrad (voting agreements were also entered into by James McCullough, John Eger, Daniel Latham,
                           Cheryl Johnson and KRJ, LLC).

                  10.5     $2,000,000 Promissory Note dated October 19, 2000, between Jerry Conrad, as payor, and the Registrant, as payee.

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                                                        SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 24th day of October, 2000.

                                                                                QUENTRA NETWORKS, INC.

                                                                                By:  /s/ Timothy G. Atkinson
                                                                                     -----------------------------
                                                                                     Timothy G. Atkinson, Vice President of
                                                                                     Business Development and General Counsel

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                                                        Exhibit Index
                                                        -------------

        2.1(1)   Amended and Restated Agreement and Plan of Merger dated October 5, 2000 by and among Quentra Networks,
                 Inc., HomeAccess Microweb, Inc., DQE Enterprises, Inc., Barbara Conrad and Jerry Conrad.

        4.1      Certificate of Designations, Preferences and Rights of Series C Preferred Stock filed on October 19, 2000.

        4.2      Form of Warrants dated October 19, 2000 issued to various investors to purchase up to 646,933 shares of common stock at $2.75 per share.

        4.3      Stock Purchase Agreement dated September 21, 2000, as amended on October 10, 2000, between the Registrant and various investors.

        10.1     License Agreement dated October 19, 2000, between HomeAccess Microweb, Inc. and HA Technology, Inc.

        10.2.    Option Agreement dated October 19, 2000, by and among the Registrant, HA Technology, Inc., Barbara and
                 Jerry Conrad, and DQE Enterprises, Inc.

        10.3     Personal Services Agreement dated October 19, 2000, between the Registrant and Jerry Conrad.

        10.4     Voting Agreement dated October 19, 2000, by and among Timothy G. Atkinson, DQE Enterprises, Inc. and
                 Barbara Conrad (voting agreements were also entered into by James McCullough, John Eger, Daniel Latham,
                 Cheryl Johnson and KRJ, LLC).

        10.5     $2,000,000 Promissory Note dated October 19, 2000, between Jerry Conrad, as payor, and the Registrant, as payee.

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1        Incorporated by reference to Exhibit 2.1 of Registrant's Form 8-K dated October 5, 2000, filed on October 10, 2000.

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